InvestorPresentation November 2022 Essential Retail. Smart Locations.® InvenTrust Properties Scan for digital copy

InvenTrust Properties Introductory Notes 2 Cautionary Note About Forward-Looking Statements This document has been prepared by InvenTrust Properties Corp. (the “Company,” “IVT” or “InvenTrust”) solely for informational purposes. Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including statements about the Company’s 2022 guidance and ability to navigate any economic scenario, or regarding management’s intentions, beliefs, expectations, representation, plans or predictions of the future, are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “outlook,” “guidance,” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the effects and duration of the COVID-19 pandemic; interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes; and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Joint Venture Partnership The Company owns a 55% interest in IAGM Retail Fund I, LLC (“IAGM” or “JV”), a joint venture partnership between the Company and PGGM Private Real Estate Fund (“PGGM”). IAGM was formed on April 17, 2013 for the purpose of acquiring, owning, managing, supervising and disposing of retail properties and sharing in the profits and losses from those retail properties and their activities. IAGM is the Company’s sole joint venture and is unconsolidated. Throughout this investor presentation disclosure, where indicated as “pro rata” the Company has included the results from its share of its JV properties when combined with the Company’s wholly-owned properties, with the exception of property count. Trademarks The companies depicted in the photographs herein, or any third-party trademarks, including names, logos and brands, referenced by the Company in this presentation, are the property of their respective owners. All references to third-party trademarks are for identification purposes only and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with the Company in any manner.

Overview Lakeside & Lakeside Crossing MSA: Orlando, FL

InvenTrust Properties Overview 4 1) Reflects GLA at 100% share; 9.8M GLA at pro rata share. 2) Peers include BRX, KIM, KRG, PECO, REG, ROIC, RPT, and SITC. 3) Reflects YTD pro rata NOI of properties owned as of September 30, 2022. 4) NOI percentages include shadow-anchored grocery store tenants. Walmart, Target, and warehouse clubs are considered grocers, regardless of whether the box is owned by IVT or shadow anchored. 5) Represents Total Portfolio pro rata ABR per SF as of September 30, 2022, including ground and excluding specialty leases. Excluding ground rent, pro rata ABR per SF is $20.17 as of September 30, 2022. 6) Reflects financial metrics as of September 30, 2022. 7) Reflects net debt to real estate assets, excluding property accumulated depreciation Portfolio Highlights Financial Highlights 6 TOTAL GLA 1 AVG. CENTER SIZE GROCERY-ANCHORED 3, 4SUN BELT 3 LEASED OCCUPANCY ABR PER SF 5 AVG. TAP SCORE (PEER AVERAGE = 68) 2 RETAIL PROPERTIES TOTAL LIQUIDITYNET DEBT-TO- ADJUSTED EBITDA NET LEVERAGE RATIO 7 2022E CORE FFO PER DILUTED SHARE GROWTH 2022E PRO RATA SPNOI GROWTH

InvenTrust Properties Simple and Focused Strategy 5 Northcross Commons MSA: Charlotte, NC Escarpment Village MSA: Austin, TX Strong Balance Sheet Investment grade balance sheet with ample liquidity to execute disciplined capital allocation providing significant growth opportunities Cash Flow Stability Essential retail tenants drive recurring foot traffic and deliver durable cash flows Sustainability Focused on effectively managing our business and assets to reduce our environmental impact Favorable Demographics Continue to increase our concentration and benefit from attractive Sun Belt demographic trends

Essential **Retail**. Smart **Locations**.®

Sun Belt Markets Poised for Growth

- ✓ **93% of NOI derived from Sun Belt markets, sector leading**
- ✓ Attractive demographic trends with job, population, and HHI growth set to outpace peers
- ✓ Durable cash flow providing stability and potential for long-term growth

High-Performing, Grocery-Anchored Portfolio

- ✓ **86% of NOI derived from centers with a grocery presence**
- ✓ Necessity-based tenants are aligned with current consumer trends
- ✓ Robust leasing demand driving leased occupancy to all-time highs

Trusted Local Operator with Strong Tenant Relationships

- ✓ **Operational teams within 2 hours of over 90% of assets**
- ✓ Seven field offices bringing robust market knowledge to the Company
- ✓ Deep real estate expertise and strong reputation with market participants

Corporate Sustainability and Governance

- ✓ **Published first corporate ESG report in June 2022**
- ✓ Global Real Estate Sustainability Benchmark (GRESB) participant since 2013; Named as a 2022 Green Lease Leader (Silver Recognition)
- ✓ SEC registrant since 2005 and self-managed since 2014

Investment Grade Balance Sheet

- ✓ **Conservative leverage of 5.0x enables self-funded growth strategy**[1]
- ✓ Disciplined and diversified capital structure
- ✓ Increased dividend 5% in 2022; continue to evaluate payout ratio in conjunction with the BOD


Garden Village
MSA: Los Angeles, CA
Albertsons


Gateway Market Center
MSA: Tampa, FL


Lakeside Crossing
MSA: Orlando, FL


Coweta Crossing
MSA: Atlanta, GA
Publix

1) Reflects trailing 12 months net debt-to-adjusted EBITDA as of September 30, 2022.

InvenTrust Properties

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Portfolio The Pointe at Creedmoor MSA: Raleigh / Durham, NC

InvenTrust Properties Sun Belt Sun Belt Focused: Near-Term Income Stability, Long-Term Value 8 IVT has the highest Sun Belt concentration of assets, amongst the peer set, at 93%1 IVT Properties 1) Peers include BRX, KIM, KRG, PECO, REG, ROIC, RPT, and SITC. Source - Green Street 2) Reflects YTD pro rata NOI of properties owned as of September 30, 2022. IVT Portfolio by Percentage of NOI 2 Top 5 Markets by NOI 2 Austin Southern CA Atlanta Miami Dallas Top 5 Percentage of Total 18% 13% 12% 11% 10% 64%

InvenTrust Properties IVT Markets are Corporate Magnets 91) Select new office openings and relocations in 2021 and 2022 2) Source – Green Street Migration of high paying jobs and people to Sun Belt markets will continue to accelerate1 3.0% 3.0% 3.1% 3.2% 3.3% 3.4% 3.4% 3.5% 3.5% 4.0% Denver Tampa-St. Pete Orlando Austin Charlotte Raleigh-Durham Salt Lake City Fort Lauderdale Nashville Atlanta Estimated Annualized RevPAF Growth '22 to ‘262 = Current IVT Sun Belt Markets Top U.S. Growth Markets Corporations Opening New Offices in the Sun Belt

InvenTrust Properties High Quality Portfolio, High Performing Assets 10 86% grocery-anchored with 66% coming from smaller format neighborhood and community centers Power Center w/ Grocer Trade Area 5 – 10 miles • 9 properties • 2.4M GLA 1 • Average TAP score of 73 • 21% of NOI 2 • $16.81 ABR ³ Power Center w/o Grocer Trade Area 5 – 10 miles • 4 properties • 1.4M GLA 1 • Average TAP score of 83 • 13% of NOI 2 • $18.38 ABR ³ Neighborhood Center Trade Area 1 – 3 miles • 36 properties • 3.7M GLA 1 • Average TAP score of 75 • 39% of NOI 2 • $19.85 ABR ³ Community Center Trade Area 3 – 5 miles • 13 properties • 3.0M GLA 1 • Average TAP score of 82 • 27% of NOI 2 • $19.79 ABR ³ Kyle Marketplace MSA: Austin, TX Shops at the Galleria MSA: Austin, TX Old Grove Marketplace MSA: San Diego, CA Sarasota Pavilion MSA: Tampa / St. Petersburg Note: As of September 30, 2022. 1) Represents GLA at 100% share. At pro rata share, portfolio includes 3.5M GLA of Neighborhood Centers, 2.5M GLA of Community Centers, 2.4M GLA of Power Centers w/ Grocers, and 1.4M GLA of Power Centers w/o Grocers. 2) Represents YTD pro rata NOI of properties owned as of September 30, 2022. 3) Represents pro rata ABR per SF as of September 30, 2022, including ground and excluding specialty leases.

InvenTrust Properties Top 10 Tenants # Tenant Credit Rating (S&P) # of Leases % of ABR 1 BBB 141 4.8 2 N/A 162 4.0 3 A 14 2.8 4 BB 6 2.5 5 N/A 5 2.1 6 AA- 5 1.5 7 B 8 1.5 8 BBB+ 4 1.3 9 B 7 1.2 10 N/A 8 1.1 Top Ten Total 87 22.8% Note: Figures as of September 30, 2022. 1) Includes one gas station. 2) Includes three Publix Liquor locations. Essential Retail is Recession Resistant 11 Half of our top 10 tenants are grocers, which drive traffic to our centers Grocer Tenant Tenant mix of daily needs retail drives performance in all economic conditions % of ABR Essential Retail 43.3% Grocery/Drug 20.1 Medical 8.4 Banks 4.7 Office / Communications 3.5 Pet Supplies 3.5 Other Essential Retail / Services 2.3 Hardware / Auto 0.8 Restaurants 20.3% Quick Service 11.8 Full Service 8.5 Other Retail / Services 36.4% Soft Goods 17.3 Health & Beauty Services 11.4 Fitness 3.1 Entertainment 1.0 Other 3.6 Total 100.0%

InvenTrust Properties Robust Leasing Pipeline of High-Quality Tenants 12 Portfolio is healthy and performing well – 227 leases signed YTD totaling 950K SF of pro rata GLA Note: Data as of September 30, 2022. 1) Reflects pro rata combined retail portfolio for properties owned as of September 30, 2022. Occupancy stats as of quarter end. Historical Leased Occupancy 1 Comparable Re-Leasing Spread 1 (Blended) Select Leases Executed in 2021 & 2022 6% (0%) 4% 5% 15% 8% 2019 2020 2021 Q1 2022 Q2 2022 Q3 2022 94.7% 92.8% 93.9% 94.4% 95.4% 95.6% 2019 2020 2021 Q1 2022 Q2 2022 Q3 2022

InvenTrust Properties Redevelopment: Infusing Capital to Enhance the Consumer Experience 13 Modest and disciplined capital allocation focused on retenanting, revitalization, and anchor repositioning Note: The Company’s estimates are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. Before After – Opened Summer ‘22 Case Study: Co-investment with an anchor tenant to rebuild an existing grocery store, upgrade the façade, and other improvements Suncrest Village - Orlando, FL in progress Property Status Cost (000’s) Estimated Completion Project Description Southern Palm Crossing Active $1,400 2023 Redevelopment of a former bank building for a freestanding building with a drive-through. Cyfair Town Center Active $320 2023 Outparcel redevelopment to include drive-through Pre-Development (14 Projects) Pre-Development Up to $45,000 2023+ Outparcel/pad redevelopments, common area enhancements, anchor space and small shop repositioning

Acquisition Strategy PGA Plaza MSA: Miami, FL

InvenTrust Properties Continue to Increase Sun Belt Ownership 15 Opportunistically rotate out of non-Sun Belt markets (CO & DC) and redeploy capital into assets that are additive to IVT’s operational presence Stone Ridge Market MSA: San Antonio, TXSun Belt Target Markets Portfolio Curation Parameters  Large, Growing Workforce  High Educational- Attainment  Strong HHI & Density  Grocery-Anchored / Necessity-Based Centers  Above Average retail Sales Growth Forecast  Superior Same Property NOI Growth Rate

Recent Sun Belt Market Acquisitions

Purchasing necessity-based retail assets in the Sun Belt delivering stable cash flows


H-E-B

Escarpment Village
MSA: Austin, TX

- Purchased 2022
- ABR PSF - $21.22
- H-E-B anchored
- 99.9% leased occupancy
- 3-mile Avg. HHI - $141,700
- 3-mile Population – 73,900

The Shops at Arbor Trails
MSA: Austin, TX

- Purchased 2022
- ABR PSF - $13.60
- Costco & Whole Foods anchored
- 100% leased occupancy
- 3-mile Avg. HHI - $117,800
- 3-mile Population – 91,000


COSTCO
WHOLESALE
ENTRANCE
EXIT


FRESH MARKET
HomeGoods

Bay Landing
MSA: Fort Myers, FL

- Purchased 2022
- ABR PSF - $10.09
- Fresh Market & HomeGoods anchored
- 100% leased occupancy
- 3-mile Avg. HHI - $108,400
- 3-mile Population – 49,200

Eastfield Village
MSA: Charlotte, NC

- Purchased 2022
- ABR PSF - $17.57
- Food Lion anchored (opened in 2019)
- 93% leased occupancy
- 3-mile Avg. HHI - $116,300
- 3-mile Population – 54,200


FOOD LION
NOW OPEN

InvenTrust Properties

Note: As of October 28, 2022

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Institutional Joint Venture Partnership

PGGM joint venture partnership demonstrates our ability to utilize capital sources and is a captive pipeline of low-risk acquisitions


H-E-B
Fresh Foods

Blackhawk Town Center
MSA: Houston, TX

PGGM


KROGER

Stables Town Center
MSA: Houston, TX

- Institutional capital partnership with PGGM since 2013 (InvenTrust currently owns 55% of the JV portfolio)
- Portfolio is managed by InvenTrust's platform including: asset management, property management, leasing, and redevelopment
  - IVT recently acquired The Highlands of Flower Mound in Flower Mound, TX from the joint venture

JV Portfolio Overview

Property	MSA	GLA[1]	ABR / SF[2]	Major Tenants[3]
Stone Ridge Market	San Antonio	219	$23.49	**HEB Plus*,** Burlington Coat Factory, Petsmart
Bay Colony	Houston	416	$16.22	**HEB,** Kohl's, Petco, The University of Texas Medical Branch, Walgreens, Social Security Administration
Blackhawk Town Center	Houston	127	$13.94	**HEB**, Walgreens
Cyfair Town Center	Houston	433	$16.03	**Kroger,** Cinemark USA, J.C. Penney, Crunch Fitness
Stables Town Center	Houston	191	$17.80	**Kroger,** Walgreens
Total / Weighted Average		**1,386**	**$17.35**	

Note: As of September 30, 2022.
1) GLA in thousands and at 100% share.
2) Inclusive of ground rent. Excludes specialty lease income.
3) Grocers listed first and bolded, remaining anchor tenants are shown alphabetically. Shadow anchors are noted with an asterisk.

InvenTrust Properties
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Gateway Market Center MSA: Tampa, FL Balance Sheet & 2022 Outlook

InvenTrust Properties 19 InvenTrust continues to diversify capital structure and manage our maturity schedule Balance Sheet Highlights1 Debt Maturity Schedule ($millions) • Inaugural investment grade rating ‘BBB-’ with stable outlook from Fitch • Over $574M in liquidity • Liquidity includes $224M of cash and $350M remaining capacity on revolving credit facility • Weighted average interest rate: 3.8% • Weighted average maturity: 4.9 years 1 Note: Figures as of September 30, 2022 and reflect pro rata share of IAGM joint venture. 1) Excludes available extension options. Investment Grade Balance Sheet $16 $58 2022 2023 2024 2025 2026 Thereafter Secured Unsecured $200 Completed a $250 million private placement • 7-year tranche for $150 million and a 10-year tranche for $100 million • Combined, the weighted average maturity is approximately 8.2 years • Weighted average fixed interest rate of 5.1% • Use of proceeds include general corporate purposes, repayment of debt and future acquisitions. $508 $52 $52 $108 $450

InvenTrust Properties Conservative and Prudent Leverage Profile 20 Net Debt-to-Adjusted EBITDA (Trailing 12 months) Source: Public filings. Note: Peer data reflects balance sheet metrics as of June 30, 2022 5.0x 4.8x 5.5x 5.5x 6.0x 6.6x 6.6x 7.0x 7.0x Peer Average : 6.1x IVT go-forward target Net Debt to EBITDA range of 5.0x – 6.0x Total Leverage Ratio (Debt + Preferred as % of Gross Assets) 25% 24% 29% 33% 33% 34% 35% 39% 41% Peer Average : 34% IVT go-forward target Leverage Ratio range of 25% – 35% As we evaluate growth opportunities, InvenTrust will maintain our low leverage business model

InvenTrust Properties $0.68 $0.70 $0.72 $0.74 $0.76 $0.78 $0.82 2016 2017 2018 2019 2020 2021E 2022E Consistent Dividend Increases 21 Increased dividend payments over the last six years and during the pandemic with additional capacity to grow dividend further Note: The Company’s projections are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. 1) Aggregate distributions (as a % of Core FFO) for the nine months ended September 30, 2022. 2) InvenTrust effected a one-for-ten reverse stock split effective on August 5, 2021. Dividend per share payments are adjusted for the split. • Aggregate dividends declared (as a % of Core FFO) = 50% 1 5% Increase Historical & Projected Dividend Payments 2 Did not cut or suspend dividend during 2020—instead, maintained 3% dividend increase

InvenTrust Properties 2022 Outlook and Guidance 22 1 – Net Income, NAREIT FFO, Core FFO and SPNOI guidance are inclusive of our expectation of prior period rent that is anticipated to be collected in 2022. Guidance includes the following assumptions +/-$24.5 million of Net Interest Expense; +/-$32.25 million of G&A Expense inclusive of expenses associated with our oversight of the joint venture; and +/- $135 million of Net Investment Activity represents anticipated acquisitions less disposal activity for 2022 2 – Net Income per diluted share excludes potential gains and losses on asset sales, and any related GAAP adjustments resulting from these transactions. 3 - 2022 NAREIT FFO per diluted share Guidance: • Excludes potential gains or losses on asset sales, and any related GAAP adjustments resulting from these transactions. • Excludes any items that impact NAREIT FFO comparability, including loss on debt extinguishment, non-routine or one-time items or transaction expenses. • Includes an expectation that some tenants will move from the cash basis of accounting to the accrual basis of accounting which can result in volatility in straight-line rental income adjustments. 2022 OUTLOOK AND GUIDANCE1 Net Income per diluted share2 $0.76 to $0.80 NAREIT FFO per diluted share3 $1.65 to $1.69 Core FFO per diluted share $1.57 to $1.60 12% to 14% YoY growth SPNOI Growth 4% to 5% Growth Opportunities Contractual Rent Steps Redevelopment Acquisitions New & Renewal Leasing Growth

Environmental, Social, and Governance

Corporate Responsibility Strategy

We believe we are a committed and trusted business partner that focuses on building strong relationships with all our stakeholders with an approach grounded in a set of core principles:

Transparency
Openly connect with stakeholders by providing information and communications in a timely and understandable manner.

Consistency
Engage proactively and maintain regular and consistent communication to provide continuity and meaningful engagement.

Accountability
Inform stakeholders of InvenTrust's performance and strategic execution.

KEY STAKEHOLDER COMMITMENTS

Employees

We strive to create a corporate culture that is inclusive and empowers our employees to act like owners by creating a collaborative and autonomous environment. We seek to attract and retain diverse and talented professionals by investing in our people through industry-leading benefits, personal and professional development, and work-life balance.

Tenants

InvenTrust brings deep real estate and retail operational experience to our relationships with tenants. Our trusted, local operational teams bring responsiveness, marketing ideas, business-related solutions and other resources to our wide range of tenants.

Communities

InvenTrust's properties are the backbone of the communities we serve by providing essential products and services. We also engage with our communities through volunteering, sponsoring property-level events, running social media campaigns, and marketing events.


WHOLE FOODS MARKET
Northcross Commons

Vendors

Our vendors help facilitate the actions needed to manage and run safe, sustainable, and attractive shopping centers. Our relationships with those that complete work on our properties are critical to our successful operations.

Shareholders

Our simple and focused strategy provides our shareholders with sustainable long-term cash flow growth, while maintaining strong corporate governance and transparency.

24

Strong & Experienced Board of Directors

Ms. Shah's appointment to the BOD in October underscores our commitment to finding high-caliber professionals across all levels of the Company



PAULA J. SABAN

Chairperson since 2017, Director since 2004

Compensation – M

+ Former Senior Vice President and Private Client Manager at Bank of America
+ Over 25 years of financial services and banking experience



SCOTT A NELSON

Director since 2016

Compensation – M

+ Principal & Founder of SAN Prop Advisors, a real estate advisory firm, Former Senior Vice President at Target



STUART AITKEN

Director since 2017

Audit - M; Nominating & Corporate Governance - C

+ Chief Merchant and Marketing Officer at The Kroger Co.



AMANDA BLACK

Director since 2018

Audit – M, FE; Compensation – M

+ Chief Investment Officer of JLP Asset Management
+ Over 20 years of experience in real estate investment



THOMAS F. GLAVIN

Director since 2007

Audit - C, FE; Nominating & Corporate Governance – M

+ Owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm



JULIAN E. WHITEHURST

Director since 2016

Compensation – C

+ Former CEO and President of National Retail Properties, Inc.



MICHAEL A. STEIN

Director since 2016

Audit - M; Nominating & Corporate Governance - M

+ Former Senior Vice President & CFO of ICOS Corp.
+ Former EVP & CFO of Nordstrom, Inc.



SMITA N. SHAH

Director since 2022

Audit – M

+ President and CEO of SPAAN Tech, Inc
+ Serves on several civic boards and commissions, including Commissioner for the White House Advisory Commission on Asian Americans, Native Hawaiians, and Pacific Islanders

BOARD EXPERIENCE

5/9 Current or Former C-Suite	4/9 Real Estate
6/9 Investment or Financial	5/9 Retail
89% Independent	33% Female
57 Average Age	7 years Average Tenure



DANIEL J. (DJ) BUSCH

President, CEO, & Director since 2021

+ Currently serving as President and CEO of InvenTrust Properties Corp.
+ Previously served as EVP, CFO, and Treasurer since 2019
+ Former Managing Director, Retail at Green Street Advisors

(1) - C – Chair; M – Member; FE – Financial Expert

InvenTrust Properties

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ESG Overview

InvenTrust is dedicated to reporting our ESG practices with transparency and disclosure


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Hello
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WHOLE FOODS MARKET


ON THE NYSE
IVT TRADES ON THE
NEWS
medical records sealed


InvenTrust
Properties

Environmental

- InvenTrust recognizes our environmental responsibility and opportunity to add long-term value to our properties as well as reduce our impact on the environment
- IVT was awarded the Green Lease Leader, Silver Level Recognition in 2022
- Created a Tenant & Community Sustainability Guide that lists suggested practices to help increase our tenants' efforts to be better stewards of the environment

Social

- IVT invests in its employees through tuition reimbursement, continuing education and training, superior benefits, and work-life balance initiatives
- We seek to attract and retain diverse and talented professionals to drive our business forward
- Ongoing health and wellness programs – "Live Well, Be Well" motto
- Paid time off for IVT-sponsored community support projects

Governance

- IVT places a strong emphasis on its governance policies and practices including a robust internal control environment, compensation, and shareholder rights
- In 2017, IVT appointed Paula Saban, its first female Board Chairperson
- We have a robust investor engagement program led by our Investor Relations team and the Corporate Secretary's office

GRESB

GREEN LEASE LEADER

TOP WORK PLACES 2022 Chicago Tribune

TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES

GRI

SUSTAINABILITY ACCOUNTING STANDARDS BOARD SASB

For InvenTrust's complete 2021 ESG report, please scan the code above

InvenTrust Properties

26

Appendix Plaza Midtown MSA: Atlanta, GA

InvenTrust Properties Non-GAAP Measures and Definition of Terms 28 General In addition to measures prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP” measures), this presentation contains and refers to certain non-GAAP measures. We do not consider our non-GAAP measures to be alternatives to measures required in accordance with GAAP. Certain non-GAAP measures should not be viewed as an alternative measure of our financial performance as they may not reflect the operations of our entire portfolio, and they may not reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations. Additionally, certain non-GAAP measures should not be considered as an indication of our liquidity, nor as an indication of funds available to cover our cash needs, including our ability to fund distributions, and may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business in the manner currently contemplated. Accordingly, non-GAAP measures should be reviewed in connection with other GAAP measurements and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Other REITs may use different methodologies for calculating similar non-GAAP measures, and accordingly, our non-GAAP measures may not be comparable to other REITs. NOI NOI excludes general and administrative expenses, direct listing costs, depreciation and amortization, provision for asset impairment, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in earnings (losses) from unconsolidated entities, lease termination income and expense, and GAAP rent adjustments (such as straight-line rent, above/below market lease amortization and amortization of lease incentives). EBITDA Our non-GAAP measure of Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) is net income (or loss) in accordance with GAAP, plus federal and state tax expense, interest expense, and depreciation and amortization. Adjustments for our unconsolidated joint venture are calculated to reflect our proportionate share of the joint venture's EBITDA on the same basis. Adjusted EBITDA Our non-GAAP measure of Adjusted EBITDA excludes gains (or losses) resulting from debt extinguishments, transaction expenses, straight-line rent adjustments, amortization of above and below market leases and lease inducements, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. Adjustments for our unconsolidated joint venture is calculated to reflect our proportionate share of the joint venture’s Adjusted EBITDA on the same basis. NAREIT Funds From Operations (FFO) and Core FFO Our non-GAAP measure of NAREIT Funds from Operations ("NAREIT FFO"), based on the National Association of Real Estate Investment Trusts ("NAREIT") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for our unconsolidated joint venture is calculated to reflect our proportionate share of the joint venture's NAREIT FFO on the same basis. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of our operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within NAREIT FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. Pro Rata Where appropriate, the Company has included the results from its ownership share of its joint venture properties when combined with the Company's wholly-owned properties, defined as "Pro Rata," with the exception of property count and number of leases. Same Property Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented.

InvenTrust Properties 29 Reconciliation of Non-GAAP Measures Pro Rata Same Property NOI Note: Pro rata, in thousands. Three Months Ended September 30 Nine Months Ended September 30 2022 2021 2022 2021 Net income $ 936 $ 3,992 $ 52,358 $ 5,391 Adjustments to reconcile to non-GAAP metrics: Other income and expense, net (497) (8) (652) 155 Equity in earnings of unconsolidated entities (352) (1,046) (3,784) (2,441) Interest expense, net 7,689 3,999 18,129 11,956 Loss on extinguishment of debt — 400 96 400 Gain on sale of investment properties, net — (636) (36,856) (1,516) Depreciation and amortization 24,021 21,318 71,055 65,000 General and administrative 7,236 8,782 23,239 29,043 Direct listing costs — 1,704 1,704 Other fee income (594) (863) (1,988) (2,770) Adjustments to NOI (a) (1,777) (1,825) (8,071) (5,674) NOI 36,662 35,817 113,526 101,248 NOI from other investment properties (3,488) (1,662) (10,858) (3,740) Same Property NOI 33,174 34,155 102,668 97,508 IAGM Same Property NOI at share 2,589 2,643 7,880 7,347 Pro Rata Same Property NOI $ 35,763 $ 36,798 $ 110,548 $ 104,855 (a) Adjustments to NOI include termination fee income and expense and GAAP rent adjustments. _

InvenTrust Properties 30 Note: Pro rata, in thousands. Reconciliation of Non-GAAP Measures EBITDA and Adjusted EBITDA Three Months Ended September 30 Nine Months Ended September 30 2022 2021 2022 2021 Net income $ 936 $ 3,992 $ 52,358 $ 5,391 Interest expense 8,200 4,690 19,772 14,385 Income tax expense 114 74 329 275 Depreciation and amortization 25,356 23,325 75,373 71,163 EBITDA 34,606 32,081 147,832 91,214 Adjustments to reconcile to Adjusted EBITDA Direct listing costs — 1,704 — 1,704 Gain on sale of investment properties, net — (856) (38,919) (1,736) Loss on debt extinguishment — 518 207 526 Non-operating income and expense, net (a) (207) (229) (827) (6) Other leasing adjustments (b) (1,645) (1,588) (7,547) (5,072) Adjusted EBITDA $ 32,754 $ 31,630 $ 100,746 $ 86,630 (a) Non-operating income and expense, net, includes other items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income. (b) Other leasing adjustments includes amortization of above and below market leases and straight-line rent adjustments.

Reconciliation of Non-GAAP Measures

NAREIT FFO and Core FFO

	Three Months Ended September 30		Nine Months Ended September 30	
	2022	2021	2022	2021
Net income	$ 936	$ 3,992	$ 52,358	$ 5,391
Depreciation and amortization related to investment properties	23,826	21,107	70,444	64,328
Gain on sale of investment properties, net	—	(636)	(36,856)	(1,516)
Unconsolidated joint venture adjustments (a)	1,335	1,787	2,255	5,943
NAREIT FFO Applicable to Common Shares and Dilutive Securities	26,097	26,250	88,201	74,146
Amortization of above and below-market leases and lease inducements, net	(985)	(1,019)	(4,594)	(3,404)
Straight-line rent adjustments, net	(757)	(633)	(3,125)	(1,902)
Direct listing costs	—	1,704	—	1,704
Adjusting items, net (b)	696	758	2,093	2,214
Unconsolidated joint venture adjusting items, net (c)	172	260	300	566
Core FFO Applicable to Common Shares and Dilutive Securities	$ 25,223	$ 27,320	$ 82,875	$ 73,324
Weighted average common shares outstanding - basic	67,427,571	71,261,403	67,398,713	71,731,832
Dilutive effect of unvested restricted shares (d)	119,688	134,222	159,602	70,250
Weighted average common shares outstanding - diluted	67,547,259	71,395,625	67,558,315	71,802,082
NAREIT FFO Applicable to Common Shares and Dilutive Securities per share	$ 0.39	$ 0.37	$ 1.31	$ 1.03
Core FFO Applicable to Common Shares and Dilutive Securities per share	$ 0.37	$ 0.38	$ 1.23	$ 1.02

(a) Represents our share of depreciation, amortization and gain on sale related to investment properties held in IAGM.

(b) Adjusting items, net, are primarily loss on extinguishment of debt, amortization of debt discounts and financing costs, depreciation and amortization of corporate assets, and non-operating income and expenses, net, which includes items which are not pertinent to measuring on -going operating performance, such as miscellaneous and settlement income.

(c) Represents our share of amortization of above and below-market leases and lease inducements, net, straight line rent adjustments, net and adjusting items, net related to IAGM.

(d) For purposes of calculating non -GAAP per share metrics, the same denominator is used as that which would be used in calculating diluted earnings per share in accordance with GAAP.

Note: In thousands, except share information.

InvenTrust Properties

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